SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: April 19, 2004

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware	000-32499	23-2872718

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of Principal Executive Offices)    (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
GLOSSY PAGES ACCOMPANYING SELECT MEDICAL 10-K

Item 9. Regulation FD Disclosure.

     Attached as exhibit 99.1 are the glossy pages that will accompany Select Medical Corporation’s Form 10-K filed on March 15, 2004 and to be distributed to the Select Medical Corporation’s stockholders on or about April 19, 2004 in connection with Select Medical Corporation’s annual meeting of stockholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: April 19, 2004	By:	/s/ Michael E. Tarvin

Michael E. Tarvin Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Glossy pages accompanying Select Medical Corporation’s Form 10-K filed on March 15, 2004 to be distributed to stockholders on or about April 19, 2004